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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 23, 2005


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                           Orleans Homebuilders, Inc.

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               (Exact Name of Registrant as Specified in Charter)
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
            Delaware                  1-6830         59-0874323
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  (State or Other Jurisdiction     (Commission      (IRS Employer
        of Incorporation)          File Number)  Identification No.)

One Greenwood Square, Suite 101
 3333 Street Road, Bensalem, PA                         19020
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(Address of Principal Executive Offices)             (Zip Code)

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Registrant's telephone number, including area code: (215) 245-7500

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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 23, 2005, Orleans Homebuilders, Inc. (the "Company") completed a private placement issuance and sale of $75.0 million in aggregate principal amount of trust preferred securities issued by its wholly-owned subsidiary, Orleans Homebuilders Trust II, a Delaware statutory trust (the "Trust"). The Trust simultaneously issued 2,320 of its common securities to OHI Financing, Inc., the Company's wholly-owned subsidiary, for a purchase price of $2.32 million, which, together with the trust preferred securities, constitutes all of the issued and outstanding securities of the Trust. The Trust's common securities are subordinated to the Trust's preferred securities with respect to distributions by the Trust to the holders of the Trust's securities.

The Trust's preferred and common securities require quarterly distributions of interest by the Trust to the holders of the Trust securities at a fixed interest rate equal to 8.61% per annum through January 30, 2016 and, after January 30, 2016, at a variable interest rate (reset quarterly) equal to the three-month London Interbank Offered Rate ("LIBOR") plus 360 basis points. In the event the Company fails to meet the debt service ratio or minimum tangible net worth requirement set forth in the Indenture described below, as of the end of any three of four consecutive fiscal quarters, the applicable rate of interest will be increased by 300 basis points. The interest rate will return to the regularly applicable rate once the Company is in compliance with the debt service ratio and minimum tangible net worth requirements as of the end of any fiscal quarter. The terms of the Trust securities are governed by an Amended and Restated Trust Agreement, dated November 23, 2005 among OHI Financing, Inc., as depositor, JPMorgan Chase Bank, National Association, as property trustee, Chase Bank USA, National Association, as the Delaware trustee, and the administrative trustees named therein.

The Trust used the proceeds from the sale of the Trust's securities to purchase $77.32 million in aggregate principal amount of unsecured junior subordinated notes due January 30, 2036 issued by OHI Financing, Inc. The junior subordinated notes were issued pursuant to a Junior Subordinated Indenture, dated November 23, 2005, among OHI Financing, Inc., as issuer, and JPMorgan Chase Bank, National Association, as trustee. The terms of the junior subordinated notes are substantially the same as the terms of the Trust's preferred securities. The interest payments on the junior subordinated notes paid by OHI Financing, Inc. will be used by the Trust to pay the quarterly distributions to the holders of the Trust's preferred and common securities. Pursuant to the Parent Guarantee Agreement dated November 23, 2005 by and between the Company and JPMorgan Chase Bank, National Association, as trustee, the Company has unconditionally guaranteed OHI Financing, Inc.'s payment and other obligations under the Indenture and the junior subordinated notes. The Company used the proceeds from the issuance and sale of the trust preferred securities and the subsequent purchase of the junior subordinated notes to partially repay indebtedness.

The Indenture permits OHI Financing, Inc. to redeem the junior subordinated notes at par, plus accrued interest on or after January 30, 2011. If OHI Financing, Inc. redeems any amount of the junior subordinated notes, the Trust Agreement requires the Trust to redeem a

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like amount of the trust securities. Under certain circumstances relating to the tax treatment of the Trust or the interest payments made on the junior subordinated notes or the classification of the Trust as an "investment company" under the Investment Company Act of 1940, OHI Financing, Inc. may also redeem the junior subordinated notes prior to January 30, 2011 at a 7.5% premium.

With certain exceptions relating to debt to a trust, partnership or other entity affiliated with the Company that is a financing vehicle for the Company, the junior subordinated notes and the Company's obligations under the Parent Guarantee are expressly subordinate to all of the Company's existing and future debt unless it is provided in the instrument creating or evidencing such debt, or pursuant to which such debt is outstanding, that such debt is not superior in right to payment of the junior subordinated notes or the obligations under the Parent Company's guarantee, as the case may be.

The junior subordinated notes and the Trust securities could become immediately payable upon an event of default. Under the terms of the Trust Agreement and the Indenture, an event of default generally occurs upon:

       o non-payment of any interest on the junior subordinated notes when it becomes due and payable, and continuance of the default for a period of 30 days;

       o non-payment of the principal of, or any premium on, the junior subordinated notes at their maturity;

       o default in the performance, or breach, of any covenant or warranty made by OHI Financing, Inc., in the Indenture and the continuance of the default or breach for a period of 30 days after written notice to OHI Financing, Inc.;

       o non-payment of any distribution on the Trust's securities when it becomes due and payable, and continuance of the default for a period of 30 days;

       o non-payment of the redemption price of any Trust's security when it becomes due and payable;

       o default in the performance, or breach, in any material respect of any covenant or warranty of any of the trustees in the Trust Agreement, which default or breach continues for a period of 30 days after written notice to the trustees and OHI Financing, Inc.;

       o default in the performance, or breach (which default or breach must be material in certain cases), of any covenant or warranty made by OHI Financing, Inc. in the Purchase Agreement pursuant to which the Trust securities and the junior subordinated notes were sold and purchased and the continuation of such default or breach for a period of 30 days after written notice to OHI Financing, Inc.;

       o payment of increased interest for four consecutive quarters due to the Company's failure to meet the applicable debt coverage ratio or minimum consolidated tangible net worth levels set forth in the Indenture;

       o bankruptcy, insolvency or liquidation of the property trustee, if a successor property trustee has not been appointed within 90 days thereafter;

       o     the bankruptcy or insolvency of OHI Financing, Inc.; or

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       o     certain dissolutions or liquidations, or terminations of the business or existence, of the Trust.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

    The information set forth in Item 1.01 above is incorporated by reference as if fully set forth herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits

    The following exhibits are filed with this Current Report on Form 8-K:
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
Exhibit
  No.      Description
---------  --------------------

10.1       Junior Subordinated Indenture by and between OHI
           Financing, Inc. and JPMorgan Chase Bank, National
           Association, dated November 23, 2005.

10.2       Amended and Restated Trust Agreement by and among OHI
           Financing, Inc., JPMorgan Chase Bank, National
           Association, Chase Bank USA, National Association and the Administrative Trustees named therein, dated
           November 23, 2005.

10.3       Parent Guarantee Agreement by and between Orleans
           Homebuilders, Inc. and JPMorgan Chase Bank, National
           Association, dated November 23, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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
                          ORLEANS HOMEBUILDERS, INC.

Dated: November 30, 2005  Joseph A. Santangelo
                          --------------------------
                          By: Joseph A. Santangelo
                          Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibits are filed as part of this Current Report on Form 8-K:

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
Exhibit
  No.      Item
---------  ----------------------

10.1       Junior Subordinated Indenture by and between OHI Financing,
           Inc. and JPMorgan Chase Bank, National Association, dated
           November 23, 2005.

10.2       Amended and Restated Trust Agreement by and among OHI
           Financing, Inc., JPMorgan Chase Bank, National Association,
           Chase Bank USA, National Association and the Administrative
           Trustees named therein, dated November 23, 2005.

10.3       Parent Guarantee Agreement by and between Orleans
           Homebuilders, Inc. and JPMorgan Chase Bank, National
           Association, dated November 23, 2005.

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